UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 30, 2026
______________________________________________________________

Braze, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41065	45-2505271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Madison Building
28 East 28th Street, Floor 12
New York, New York 10016
(Address of principal executive offices, including zip code)

(609) 964-0585
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRZE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2026, Braze, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware to (i) remove provisions within the Company’s certificate of incorporation that were no longer operable following the retirement of the Company’s Class B Common Stock pursuant to the Certificate of Retirement previously filed by the Company with the Secretary of State of the State of Delaware on January 30, 2026, and (ii) add an Article VIII to the certificate of incorporation to prospectively eliminate the monetary liability of specified officers for breaches of the fiduciary duty of care in any direct claim to the fullest extent permitted under Delaware law, as previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 18, 2026 (the “Proxy Statement”) .

The foregoing description of the Restated Certificate is a summary only and is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is attached and incorporated by reference as Exhibit 3.1 hereto.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

On June 30, 2026, the Company held its Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Proxy Statement.

The final voting results for each matter considered and voted on by the Company’s stockholders at the Annual Meeting are set forth in more detail below.

Proposal 1 — Election of Directors

Neeraj Agrawal and Yvonne Wassenaar were each elected to serve as a Class II director of the Company’s Board of Directors until the 2029 Annual Meeting of Stockholders and until his or her successor is duly elected or until his or her earlier resignation or removal by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Neeraj Agrawal	53,707,228	14,584,600	26,248,552
Yvonne Wassenaar	67,108,903	1,182,325	26,248,552

Proposal 2 — Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,250,483	17,942,060	99,285	26,248,552

Proposal 3 — Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027 by the following votes:

Votes For	Votes Against	Abstentions
93,327,315	903,667	309,606

Proposal 4 — Approval of an amendment to our Amended and Restated Certificate of Incorporation

The Company’s stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by amendments to Delaware law:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,523,128	3,753,183	32,517	26,248,552

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.      Description
3.1      Amended and Restated Certificate of Incorporation of Braze, Inc.
104      Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZE, INC.

By:    /s/Christopher M. Lal
Christopher M. Lal
General Counsel & Corporate Secretary

Dated: July 2, 2026